UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 10, 2004

                                  Navidec, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Colorado                     0-29098                 33-0502730
            --------                     -------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
        of incorporation)             File Number)           Identification No.)


        Fiddler's Green Center, 6399 S. Fiddler's Green Circle, Suite 300
                        Greenwood Village, Colorado 80111
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 222-1000


                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[__] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240. 14a-12)

[__] Pro-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pro-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     As announced in a press release dated September 9, 2004, the Registrant has closed, effective September 10, 2004, the Merger transaction contemplated by that certain Merger Agreement dated July 8, 2004, by and among the Registrant, Merger Corp. and BPZ, as filed as Exhibit 10.1 to the Form 8-K filed on July 13, 2004, pursuant to which:

     (i)  Merger Corp. merged with and into BPZ;

     (ii) the former BPZ shareholders were issued 9,000,000 shares of the Registrant's common stock; and

    (iii) the parties entered into a Closing Agreement (Exhibit 10.01 to this Form 8-K) which made minor amendments to the Merger Agreement as necessary to close the transaction.

     In addition, in satisfaction of a condition to the Merger, the Registrant closed on the issuance of 1,688,500 shares of common stock pursuant to the Private Placement at $2 /share for total gross proceeds as of the date of this filing of $3,377,000. Also, in consideration for its assumption of the Registrant's pre-Merger liabilities, as a required condition to the Merger, NFS was issued 604,246 common shares of the Registrant. The share certificates issued to NFS and to subscribes in the Private Placement as described above were dated September 9, 2004, the record date for the spin-off of NFS to the Registrant's shareholders, as described in the Form 8-K filed July 13, 2004.

     The Merger Agreement also provides that all of the business assets and liabilities of Navidec are to be assigned to and assumed by Navidec Financial Services, Inc., a wholly owned subsidiary of Navidec, and all of the shares of Navidec Financial Services, Inc. will be spun out to the shareholders of Navidec on a pre-merger basis. This "spin off" transaction will require registration with the Securities and Exchange Commission ("SEC") and therefore may take some time to finalize. However, the shareholders of record of Navidec as of September 9, 2004 will be the recipients of all of the shares of Navidec Financial Services, Inc.

     Also as required of a condition to the Merger, there occurred a change in control of the Board of Directors of the Registrant effective September 10, 2004, as described in the Information Statement filed September 1, 2004, as required by Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 promulgated thereunder.

     Pursuant to the Merger, the Registrant acquired BPZ as a wholly-owned subsidiary.

                          DESCRIPTION OF BPZ'S BUSINESS

Overview

     BPZ was established in 2001 as an oil and gas exploration and production (E&P) company. BPZ is headquartered in Houston, Texas and has a fully staffed office in Lima, Peru.

     BPZ's business is to develop, own and operate prospects and energy projects in South America. Currently, BPZ has exclusive rights and licensing agreements for oil and gas exploration and production covering a total approximately 2.75 million acres in four basins of NW Peru, owns a non-operating interest in production in SW Ecuador, has executed and is in the process of negotiating additional marketing agreements for gas sales with several power companies in the region, and is seeking to acquire additional oil producing properties with excellent upside potential in these two countries, as well as in Argentina and Venezuela.

BPZ's Current Portfolio of Properties in Peru

     BPZ has expanded its exploration base in NW Peru by acquiring a 100% interest in Block XIX, Block Z1, and Areas XVI and VI, located in the adjacent basins of Tumbes, Talara, and Lancones. These four blocks occupy a combined area of approximately 1.1 million hectares (approximately 2.75 million acres). BPZ has exercised its preferential right to increase its original minority participation under the License Contract for the Z-1 Block to 100%, subject to final Peruvian agency approval. The term of a License Contract in Peru is 40 years for gas exploration, development and production and 30 years for oil exploration, development and production. See map of the Company's Peru Properties in Appendix III.

                      BPZ'S EXPLORATION PROJECTS IN NW PERU
--------------------------------------------------------------------------------

 BLOCK              BASIN                  AREA                       BPZ's
                                                                  Participation
                               -----------------------------    ----------------
                                  (hectares)    (acres)(1)             (%)
============ ================  ============== ==============    ================
  Z-1        Tumbes                299,273       739,205              100%
  XIX        Tumbes/Talara         191,441       472,860              100%
  XVI        Talara                 43,358       107,095              100%
  VI         Lancones              584,305     1,443,232              100%
                               -------------- --------------
             TOTAL ===>          1,118,377     2,762,391
                               ============== ==============

           Note: (1) Conversion ratio of 2.47 acres per 1 hectare

Description of Block Z-1

Block Z-1, a coastal offshore area encompassing 299,273 hectares (740,000 acres) is uniquely situated at the southern end of the Gulf of Guayaquil.

Description of Block XIX

Block XIX covers about 200,000 hectares lying entirely onshore and adjacent to Block Z-1 within the Tumbes basin of Oligocene-Neogene age.

Description of Area XVI

Block XVI is located onshore in NW Peru, within the Department of Piura, Province of Talara, and has an extension of 44,358.2 hectares (equivalent to 109,609.1 acres). Area XVI lies about 85 kilometers to the N.E. of the city of Talara, within the District of El Alto, and immediately to the east of Block X, currently operated by Petrobras Energia S.A., the largest producing block in the Talara Basin.

Description of Area VI

Area VI is located onshore in Northwest Peru, within the region known as Department of Piura, and covering parts of the Provinces of Talara, Sullana, Piura and Paita. Area VI has an areal extension of 584,437.7 hectares, equivalent to 1,443,561.2 acres, covering nearly the entire Lancones Basin.

Employees

     As of June 1, 2004 BPZ employed 10 full-time employees (of which 4 are executive officers) and 4 part-time employees. BPZ believes that its relationship with its employees is satisfactory. None of the employees are represented by a union.

Facilities

     BPZ has offices at 11999 Katy Freeway, Suite 560, Houston, Texas consisting of a large board meeting room, 10 offices for the executive and technical staff, work station room, drafting room, storage and computer facilities, including a full work station. The facilities abroad include offices at Av. Canaval y Moreyra 425, Office #81, San Isidro, Lima 27, Peru for the executives and staff and computer facilities.

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT.

     The Merger Agreement provides for the issuance by Navidec of 9,000,000 shares of its common stock and the issuance of an additional approximate 18,000,000 shares to the shareholders of BPZ on an earn-out basis once BPZ has achieved certain production and reserve goals and the capital structure of Navidec has been revised to accommodate the issuance of these additional shares. Should all of the earn-out shares be earned, under the current Merger Agreement, the shareholders of BPZ would receive, in the aggregate, 27,000,000 shares of common stock of Navidec.

     Assuming the issuance of all of the shares of Navidec common stock subject to the earn-out, the post-Merger Navidec would be owned approximately 22.5% by
(i) our new investors in the Company who acquired their shares in a private placement of the Company's common stock to raise up to $6 million on a best efforts all or none $3 million minimum (the "Private Placement"), and (ii) the legacy Navidec shareholders, and approximately 77.5% by the BPZ shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of consummation of the Merger but prior to the issuance of any Merger earn-out shares, concerning the beneficial ownership of Navidec's common stock by each person who beneficially owns more than five percent of the common stock; by each of Navidec's executive officers and directors; and by all executive officers and directors as a group.

                                    Number of Shares of           Percent of
  Name and Address of                  Common Stock                Beneficial
   Beneficial Owner (1)             Beneficially Owned            Ownership(2)
   --------------------             ------------------            ------------

Thomas Kelly                            1,749,246                      11.1%
Manuel Pablo Zuniga-Pflucker            1,668,005                      10.6%
Fernando Zuniga y Rivero                1,668,005                      10.6%
John R. Roberson                          358,357                       2.3%
Gordon Gray (3)                         1,873,058                      11.9%
John McKowen
6399 S. Fiddler's Green Circle
Suite 300
Greenwood Village, CO 80111                498,362                      3.2%
All directors and executive
officers as a
group (6 Persons)                        7,815,033                     49.8%

     Rule 13d-3 under the Securities Exchange Act of 1934, provides the determination of beneficial owners of securities. That rule includes as beneficial owners of securities, any person who directly or indirectly has, or shares, voting power and/or investment power with respect to such securities. Rule 13d-3 also includes as a beneficial owner of a security any person who has the right to acquire beneficial ownership of such security within sixty days through means, including, the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class by any other person. Included in this table are only those derivative securities that have exercise prices which it is reasonable to believe could be "in the money" within the next sixty days.

     (1) Except as indicated herein, the business address for each person is 11999 Katy Freeway, Suite 560, Houston, Texas 77079.
     (2)  Assumes 5.2 million shares and options outstanding in Navidec plus the
          1.5 million shares issued in the minimum private offering to close plus 9 million shares issued in the Merger for a total outstanding for the purpose of this calculation of 15.7 million shares.
     (3) All of these shares are owned by Allied Crude Purchase, Inc., a company controlled by Mr. Gray.
     (4) The Merger Agreement provides for an initial issuance of 9,000,000 shares of Navidec, Inc. common stock with earn-out provisions providing for an additional 18,000,000 shares (the "Earn-out Shares") should two independent production and reserve benchmarks be reached. The table below shows the beneficial ownership if all earn-out shares are issued.


             Thomas Kelly                                        5,247,792
             Gordon Gray                                         5,619,174
             Fernando Zuniga y Rivero                            5,004,015
             John R. McKowen                                       498,362
             Manuel Pablo Zuniga-Pflucker                        5,004,015
             All directors and executive officers as a          15,754,130
             Group (Four Persons)

     Only Mr. McKowen will remain a director as Messrs. Armijo and Coppage resigned as required by the Merger Agreement. Effective September 10, 2004, Messrs. Zuniga y Rivera, Thomas Kelly and Zuniga Pflucker became directors, which in turn appointed Mr. Kelly as Chief Executive Officer, Mr. Zuniga Pflucker as President, Mr. Roberson as Vice President and General Counsel and Mr. Gray as Vice President of Project Development, all deemed executive officers.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired.

What follows are the audited financial statements for BPZ Energy Inc. for the years ended December 31, 2003. Additional financial information including pro forma financial information will be filed by amendment as soon as the information is available but not later than the 71st day following this filing.

     (c) Exhibits.

         10.1     Closing Agreement

         10.2 Merger Agreement (incorporated by references to Exhibit 10.1 to Form 8-K filed July 13, 2004 (SEC File No. 0-29098)

                        CONSOLIDATED FINANCIAL STATEMENTS
                            AND REPORT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

                         BPZ ENERGY, INC. AND SUBSIDIARY

                           DECEMBER 31, 2003 and 2002

                                TABLE OF CONTENTS

                                                                           Page

Report of Independent Certified Public Accountants..........................10
CONSOLIDATED FINANCIAL STATEMENTS...........................................11
CONSOLIDATED BALANCE SHEETS.................................................12
CONSOLIDATED STATEMENTS OF OPERATIONS.......................................13
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT............................14
CONSOLIDATED STATEMENTS OF CASH FLOWS.......................................15

JOHNSON, MILLER & CO.                                              Odessa, Texas
Certified Public Accountants                                      Midland, Texas
A Professional Corporation                                     Hobbs, New Mexico
---------------------------------------------
An Independent Member Of BDO Seidman Alliance



               Report of Independent Certified Public Accountants


To the Board of Directors and Stockholders
BPZ Energy, Inc. and Subsidiary
Midland, Texas

We have audited the consolidated balance sheets of BPZ Energy, Inc. and Subsidiary as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the years ended December 31, 2003, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of BPZ Energy, Inc. and Subsidiary at December 31, 2003 and 2002, and the results of its operations and its cash flows for the years ended December 31, 2003, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.

                                              Johnson, Miller & Co.


Odessa, Texas
April 27, 2004



     2626 JBS Parkway, Suite A-200 o Odessa, Texas 79761 o (432)362-3800 o
                       Fax (432)362-4476 o audit@jmcpa.com
                                           ---------------

                        CONSOLIDATED FINANCIAL STATEMENTS



                                        BPZ Energy, Inc. and Subsidiary

                                         CONSOLIDATED BALANCE SHEETS

                                                December 31,

                                                   ASSETS

                                                                             2003                   2002
                                                                          ----------             ---------
CURRENT ASSETS
  Cash and cash equivalents (notes A3 and B)                              $   8,156                 21,962
                                                                          ---------              ---------
      Total current assets                                                    8,156                 21,962
                                                                          ---------              ---------
DUE FROM AFFILIATE (note E)                                                 162,890                   --
OTHER ASSETS
  Performance bond                                                          240,000                   --
  Other                                                                       4,180                  4,180
                                                                          ---------              ---------
Total other assets                                                          244,180                  4,180
                                                                          ---------              ---------
TOTAL ASSETS                                                              $ 415,226              $  26,142
                                                                          =========              =========

                                     LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Due to affiliate (note E)                                                 $    --                  286,380
Accounts payable                                                             10,475                  5,859
Accrued liabilities                                                          14,650                  4,180
                                                                          ---------              ---------
      Total current liabilities                                              25,125                296,419
LONG-TERM LIABILITIES
  Long-term debt (notes C and G)                                            755,000                   --
                                                                          ---------              ---------
Total liabilities                                                           780,125                296,419
COMMITMENTS AND CONTINGENCIES (note F)                                         --                     --
STOCKHOLDERS' DEFICIT
  Common stock, $1.00 par value, 1,000,000 shares authorized;
    1,000 shares issued and outstanding                                       1,000                  1,000
  Accumulated deficit                                                      (365,899)              (271,277)
                                                                          ---------              ---------
Total stockholders' deficit (364,899 ) (270,277 )                          (364,899)              (270,277)
                                                                          ---------              ---------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                               $ 415,226                 26,142
                                                                          =========              =========

                 The accompanying summary of accounting policies and footnotes are an integral part of these consolidated financial statements.

                                                    12



                                    BPZ Energy, Inc. and Subsidiary

                                 CONSOLIDATED STATEMENTS OF OPERATIONS

                                        Years Ended December 31,

                                                   2003                    2002                    2001
                                                 --------                --------                --------
Revenue                                          $   --                      --                      --
Operating expenses:
  Payroll                                          67,145                  82,109                  68,888
  General and administrative                       27,951                  71,427                  39,956
  Other operating expense                             843                   4,370                   2,206
  Taxes, except income                                128                     209                    --
                                                 --------                --------                --------
      Total operating expenses                     96,067                 158,115                 111,050
                                                 --------                --------                --------
Net loss from operations                          (96,067)               (158,115)               (111,050)
Other income:
  Miscellaneous income                              1,445                    --                     5,162
                                                 --------                --------                --------
Total other income                                  1,445                    --                     5,162
                                                 --------                --------                --------
Net loss before income taxes                      (94,622)               (158,115)               (105,888)
Income taxes (notes A5 and D)                        --                      --                      --
                                                 --------                --------                --------
NET (LOSS)                                       $(94,622)               (158,115)               (105,888)
                                                 ========                ========                ========


             The accompanying summary of accounting policies and footnotes are an integral part of these consolidated financial statements.

                                                    13




                                       BPZ Energy, Inc. and Subsidiary

                             CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT

                              Years Ended December 31, 2003, 2002 and 2001


                                                                       Additional
                                            Common Stock                Paid-in         Accumulated        Total
                                       Shares          Amount           Capital           Deficit          Deficit
                                       ------          ------           -------           -------          -------

Balance, January 1, 2001                 --           $   --               --             (7,274)           (7,274)
  Issuance of common stock              1,000            1,000             --               --               1,000
  Net loss for the year                  --               --               --           (105,888)
                                     --------         --------         --------         --------          --------
Balance, December 31, 2001              1,000            1,000             --           (113,162)
  Net loss for the year                  --               --               --               --            (158,115)
                                     --------         --------         --------         --------          --------
Balance, December 31, 2002              1,000            1,000             --           (271,277)
  Net loss for the year                  --               --               --            (94,622)          (94,622)
                                     --------         --------         --------         --------          --------
Balance, December 31, 2003              1,000         $  1,000             --               --            (365,899)
                                     ========         ========         ========         ========          ========

                         The accompanying summary of accounting policies and footnotes are an integral part of these consolidated financial statements.

                                                             12





                                             BPZ Energy, Inc. and Subsidiary

                                           CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                   Years Ended December 31,


                                                               2003               2002                 2001
                                                            ----------          ---------           ---------

Increase (Decrease) in Cash and Cash Equivalents
Cash flows from operating activities:
  Net loss                                                  $ (94,622)           (158,115)           (105,888)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
  Changes in operating assets and liabilities:
    Other assets                                             (240,000)             (2,680)             (1,500)
    Accounts payable                                            4,616              (2,069)              4,603
    Accrued liabilities                                        10,470               4,180                --
    Other liabilities                                            --                  --                  --
                                                            ---------           ---------           ---------
  Net cash used in operating activities                      (319,536)           (158,684)           (102,785)
                                                            ---------           ---------           ---------
Cash flows from investing activities:
  Issuance of long-term debt                                  755,000                --                  --
                                                            ---------           ---------           ---------
  Net cash provided by investing activities                   755,000                --                  --
                                                            ---------           ---------           ---------
Cash flows from financing activities:
  Due from affiliate                                         (162,890)               --                  --
  Due to affiliate                                           (286,380)            165,770             113,960
  Issuance of common stock                                       --                  --                 1,000
                                                            ---------           ---------           ---------
  Net cash (used in) provided by financing activities        (449,270)            165,770             114,960
                                                            ---------           ---------           ---------
Net (decrease) increase in cash and cash equivalents          (13,806)              7,086              12,175
Cash and cash equivalents at beginning of year                 21,962              14,876               2,701
                                                            ---------           ---------           ---------
Cash and cash equivalents at end of year                    $   8,156              21,962              14,876
                                                            =========           =========           =========


                       The accompanying summary of accounting policies and footnotes are an integral part of these consolidated financial statements.

                                                          15


NOTE A - DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     1. Organization

BPZ Energy, Inc. (the Company) was founded in 2001 under the laws of the State of Texas. It is an independent energy corporation engaged in the exploration for, and the acquisition, development, production and sale of natural gas and crude oil.

The Company's strategy includes three points. The first is to acquire exploration and production license contracts in prospective acreage next to existing production, infrastructure, and emerging markets. The second is to acquire the best producing properties with the most upside potential. The third is to develop integrated projects, including gas exports, power generation, and liquefied petroleum gas sales.

     2. Basis of Presentation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. Intercompany balances and transactions have been eliminated.

Management uses estimates and assumptions in preparing the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets, liabilities, revenues and expenses in the consolidated financial statements, and the disclosure of contingent assets and liabilities. Actual results could differ from these estimates.

     3. Cash and Cash Equivalents

The Company considers cash on hand, cash on deposit in banks, money market mutual funds and highly liquid debt instruments purchased with a maturity of three months or less to be a cash equivalent.

     4. Impairment of Long-Lived Assets

The Company periodically evaluates the recoverability of the carrying value of its long-lived assets and identifiable intangibles by monitoring and evaluating changes in circumstances that may indicate that the carrying amount of the asset may not be recoverable. Examples of events or changes in circumstances that indicate that the recoverability of the carrying amount of an asset should be assessed include but are not limited to the following: a significant decrease in the market value of an asset, a significant change in the extent or matter in which an asset is used or a significant physical change in an asset, a significant adverse change in legal factors or in the business climate that could affect the value of an asset or an adverse action or assessment by a regulator, an accumulation of costs significantly in excess of the amount originally expected to acquire or construct an asset, and/or a current period operating or cash flow loss combined with a history of operating or cash flow losses or a projection or forecast that demonstrates continuing losses associated with an asset used for the purpose of producing revenue.

The Company considers historical performance and anticipated future results in its evaluation of potential impairment. Accordingly, when indicators or impairment are present, the Company evaluates the carrying value of these assets in reaction to the operating performance of the business and future discounted and nondiscounted cash flows expected to result from the use of these assets. Impairment losses are recognized when the sum of expected future cash flows are less than the assets' carrying value.

     5. Income Taxes

The Company accounts for income taxes using the liability method. Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

     6. Environmental

The Company is subject to certain national, district, and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Company to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites.

Environmental costs that relate to current operations are expensed or capitalized as appropriate. Costs are expensed when they relate to an existing condition caused by past operations and will not contribute to current or future revenue generation. Liabilities related to environmental assessments and/or remedial efforts are accrued when property or services are provided or can be reasonably estimated.

     7. New Accounting Pronouncements

In September 2002, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard (SFAS) No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring). This Statement improves financial reporting by requiring that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. The accounting for similar events and circumstances will be the same, thereby improving the comparability and representation faithfulness of reported financial information. The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged.

In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation--Transition and Disclosure, an amendment of SFAS No. 123, Accounting for Stock-Based Compensation. This Statement amends SFAS No. 123, to provide alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based compensation and the effect of the method used on reported results. Certain of the disclosure modifications are required for fiscal years ending after December 15, 2002.

In January 2003, the FASB issued FASB Interpretation No. 46, Consolidation of Variable Interest Entities. The objective of this interpretation is to provide guidance on how to identify a variable interest entity (VIE) and determine when the assets, liabilities, noncontrolling interests, and results of operations of a VIE need to be included in a company's consolidated financial statements. A company that holds variable interests in an entity will need to consolidate the entity if the company's interest in the VIE is such that the company will absorb a majority of the VIE's expected losses and/or receive a majority of the entity's expected residual returns, if they occur. FIN 46 also requires additional disclosures by primary beneficiaries and other significant variable interest holders. The provisions of this interpretation became effective upon issuance.

In December 2003, the FASB issued a revised Interpretation No. 46, Consolidation of Variable Interest Entities, replacing the original Interpretation issued in January 2003. The revised Interpretation provides guidance on when certain entities should be consolidated or the interests in those entities should be disclosed by enterprises that do not control them through majority voting interest. Under the revised Interpretation, entities are required to be consolidated by enterprises that lack majority voting interest when equity investors of those entities have insignificant capital at risk or they lack voting rights, the obligation to absorb expected losses, or the right to receive expected returns. Entities identified with these characteristics are called variable interest entities and the interests that enterprises have in these entities are called variable interests. These interests can derive from certain guarantees, leases, loans or other arrangements that result in risks and rewards that are disproportionate to the voting interests in the entities. The provisions of the revised Interpretation must be immediately applied for variable interest entities created after January 31, 2003 and for variable interests in entities commonly referred to as "special purpose entities." For all other variable interest entities, implementation is required by March 31, 2004. The Company has no VIE's thus the implementation of this Statement has no current effect.

In July 2003, the FASB issued SFAS No. 149, Accounting for Derivative Instruments and Hedging Activities. SFAS No. 149 amends and clarifies SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. SFAS No. 149 improves financial reporting of derivatives by requiring contracts with comparable characteristics be accounted for similarly. This Statement also incorporates clarifications of the definition of a derivative. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003.

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. SFAS No. 150 requires that an issuer classify a financial instrument that is within its scope as a liability. Many of those instruments were previously classified as equity such as common or preferred shares that are mandatorily redeemable-that embody an unconditional obligation requiring the issuer to redeem the shares by transferring its assets at a specified date or upon an event that is certain to occur. The provisions of this Statement shall be effective for the first fiscal period beginning after December 15, 2004.

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Management does not believe the new pronouncements will have a material impact on its financial statements.

NOTE B - CONCENTRATIONS OF CREDIT RISK

The Company maintains cash balances at two financial institutions, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes that it is not exposed to any significant credit risks on such accounts.

NOTE C - LONG-TERM DEBT

Long-term debt at December 31, 2003, consisted of the following:

Note payable to individual, unsecured,                           $240,000
interest due in 24 monthly payments of
7% at December 31, 2003 and principal
due at maturity at February 2006.

Note payable to individual, unsecured,                            515,000
interest due in 24 monthly payments of 7%                        --------
at December 31, 2003 and principal due at
maturity at February 2006.
                                                                 $755,000
                                                                 ========

NOTE D - INCOME TAXES

There was no income tax expense or benefit to report for the years ended December 31, 2003, 2002 and 2001. A reconciliation of income taxes at the statutory rate to the Company's effective rate is as follows for the years ended December 31:

                                                2003            2002
                                              --------        --------

Computed at the expected statutory rate       $(32,154)        (55,007)
State income tax-net of Federal                   --              --
tax benefit
Other                                             --              --
Less valuation allowance                        32,154          55,007
Income taxes $                                    --              --

                                                                2001
                                                              --------

Computed at the expected statutory rate                       $(36,002)
State income tax-net of Federal tax benefit                       --
Other                                                             --
Less valuation allowance                                        36,002
Income taxes                                                  $   --

As of December 31, 2003, the Company has net operating loss carry-forwards totaling approximately $87,000 for federal and state income tax purposes expiring in 2022 through 2023.

NOTE E - RELATED PARTY TRANSACTIONS

At December 31, 2003, the Company had a receivable of approximately $162,800 due from an affiliate. The receivable was primarily due to certain operating reimbursements.

At December 31, 2002, the Company had a payable of approximately $286,300 due to an affiliate. The payable was primarily a result of administrative services provided by the affiliate.

NOTE F - COMMITMENTS AND CONTINGENCIES

On February 18, 2003, PERUPETRO S.A. and BPZ Energy, Inc., Sucursal Peru, signed the Technical Evaluation Agreement for Area XIX, with the purpose of performing a detailed and integral study of the Agreement Area, to evaluate hydrocarbon potential and to identify the most prospective areas, through the execution of

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


an established Work Program, during the term of twenty four (24) months. Area XIX is located between the Provinces of Tumbes and Zarumilla in the Department of Tumbes, and has an extension of seventy-six thousand eight hundred eighty-seven and eight hundred ninety-three hundredths hectares (76,887.893 ha). BPZ Energy, Inc., Sucursal Peru is a subsidiary of BPZ Energy, Inc., with headquarters in Houston, Texas, USA. We consider the contribution of this enterprise in the evaluation of the area will be very important taking in consideration their large experience and knowledge of the Talara and Tumbes-Progreso Basins complex geology.

On December 12, 2003, PERUPETRO S.A. signed the License Contract for the Exploration and Exploitation of Hydrocarbons in Block XIX with BPZ Energy, Inc., Branch Office of Peru. This Contract was approved by S.D. N(degree) 040-2003-EM, published on December 4, 2003. The new License Contract for the Exploration and Exploitation of Block XIX, has a Work Minimum Program, with five exploration periods for the exploration phase including the execution of 2D seismic registries and the drilling of three exploratory wells or the execution of 461 Exploration Work Units, according to the equivalence agreed within the Contract and referred to the different options which the contractor may elect. The estimated investment of the work minimum program is of 5 million dollars.

NOTE G - SUBSEQUENT EVENTS

On April 22, 2004, the Company entered into a Merger Agreement (the "Agreement") with Lider Group S.A. ("Lider") and Bond Energy Corporation ("Bond") that provides for the acquisition of Livermore Energy Corporation ("Livermore") and BPZ Energy, Inc. as wholly owned subsidiaries of Navidec, Inc. ("Navidec"), in a tax free share exchange. As a result of the Agreement, Navidec, through its new subsidiaries, will be engaged in the oil and gas business principally through the 100% ownership of 2,023,187 acres, and 5% ownership of 739,205 acres in the Lancones, Talara, and Tumbes basins of Northwest Peru and Ecuador. The properties are expected to initially produce 1,100 barrels of oil equivalent per day and have approximately 8,000,000 barrels of oil equivalent in proven and probable reserves.

In connection with this merger, Navidec will immediately issue 9,370,000 shares of its common stock and has agreed to issue an additional approximately 16,130,000 shares to the shareholders of the two companies being acquired on an earn-out basis once the capital structure of Navidec has been changed to accommodate the issuance of these additional shares. Upon completion of the transaction, the present officers and directors of Navidec will resign and the new directors and management will be that of the acquired entities and Navidec will change its name to BPZ Energy, Inc.

Assuming the payment of the full earn-out, the present fully diluted shareholders of Navidec will own 15% and the shareholders of the Company and Livermore will collectively own 85% of the fully diluted post merger shares.

As part of the transaction, Lider and Bond with the support of Navidec Financial Services, Inc. will provide the Company with $6 million in additional equity capital and $16 million in debt financing at or before closing.

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


Also in connection with the transaction, all of the business assets and liabilities of Navidec are being shifted to Navidec Financial Services, Inc. and all of the shares of Navidec Financial Services, Inc. owned by Navidec will be spun out to the current shareholders of Navidec on a pre-merger basis. This "spin off" transaction will require registration with the Securities and Exchange Commission ("SEC") and therefore may take some time to finalize. However, the shareholders of record of Navidec immediately prior to the merger transaction will be the recipients of all of the Navidec Financial Services' shares.

     (c) Exhibits. The following exhibit is furnished as part of this report:
         Exhibit 10.1 Closing Agreement, dated September 8, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 NAVIDEC, INC.

Date:   September ___, 2004
                                                 By: /s/ JOHN R. McKOWEN
                                                    ----------------------------
                                                    Chief Executive Officer

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